Exhibit 99.1

At the Company
Kim Hillyer	Jeff Goeser
Senior Manager, Communications	Director, Investor Relations and Finance
(402) 574-6523	(402) 597-8464
kim.hillyer@tdameritrade.com	jeffrey.goeser@tdameritrade.com
TD AMERITRADE’s Asset Gathering Success Continues with Double-Digit Growth Rate
Net New Assets of $9 billion, 10% annualized growth rate
Record Average Trades Per Day of 413,000
June Quarter Earnings Per Share of $0.30
OMAHA, Neb., July 20, 2010 — TD AMERITRADE Holding Corporation (NASDAQ: AMTD) has released results for the third quarter of fiscal 2010. The Company continues to execute on its organic growth strategy, with record average trades per day and a double-digit annualized net new asset growth rate.
The Company’s results for the quarter ended June 30, 2010 include the following (year-over-year comparisons): (1)
•	Net income of $179 million, or $0.30 per diluted share

•	Net new client assets of $8.9 billion, an increase of 29 percent year-over-year, an annualized growth rate of 10 percent of beginning client assets

•	Record average client trades per day of approximately 413,000, an increase of 6 percent

•	Gross new accounts of approximately 175,000, virtually flat with the June 2009 quarter

•	Record net revenues of $692 million, 47 percent of which were asset-based

•	Operating income of $300 million, or 43 percent of net revenues

•	Pre-tax income of $289 million, or 42 percent of net revenues

•	EBITDA of $340 million, or 49 percent of net revenues(2)

•	Liquid assets of $1.2 billion(2); cash and cash equivalents of $716 million

•	Record interest rate sensitive assets of $63.2 billion, up 13 percent(3)

•	Client assets of approximately $324 billion, an increase of 22 percent
“With record trading and continued strong asset gathering results, we are quite happy with our performance this quarter. Year-to-date, our net new client assets gathered are a record $28 billion, up 32 percent year-over-year and growing at an annualized rate of over 12 percent,” said Fred Tomczyk, president and chief executive officer. “We remain focused on executing our growth strategy, maintaining strong business fundamentals and delivering value to our clients and shareholders.”
“Our continued focus on what we can control once again contributed to a strong quarter,” said Bill Gerber, executive vice president and chief financial officer. “Our sound financial position and the successful execution of our strategy helped us increase asset-based revenues year-over-year by 24 percent. This, combined with record trading activity, led to a record $692 million in net revenues — a significant accomplishment given the ongoing low interest rate environment.”
Stock Buyback Completed
Beginning in the third quarter and through July 2, 2010, TD AMERITRADE repurchased 15 million shares of its common stock at an average price of $17.25 per share. These transactions completed the Company’s current stock buyback program.
“With our recent share repurchase program completed, and plans to make investments in the next wave of our growth, we continue to take a thoughtful, opportunistic approach to deploying capital,” Tomczyk continued. “That approach will not change as we continue to examine ways to use our strong cash position to enhance the client experience and build long-term value for our shareholders.”
Company Hosts Conference Call
TD AMERITRADE will host its June Quarter conference call this morning, July 20, 2010, at 7:30 a.m. CDT. Participants may listen to the call by dialing 877-881-2595. Interested parties may listen to a replay of the call by dialing 800-642-1687 and the passcode 83093267. The Company will Webcast the conference live at www.amtd.com and will make all accompanying materials available for participants to print prior to the call.
AMTD-E
About TD AMERITRADE Holding Corporation
TD AMERITRADE Holding Corporation, through its brokerage subsidiaries,(4) combines innovative trading technology, easy-to-use and understand trading tools, investment services, investor education and superior client service to create a market-leading financial services experience. Now home to the award-winning thinkorswim trading technology(5) and the Investools investor education program, TD AMERITRADE provides millions of retail investors, traders and independent registered investment advisors with the tools, service and support they need to help build confidence in today’s rapidly-changing market environment. The Company’s common stock trades under the ticker symbol AMTD. For more information and resources for journalists, please visit the TD AMERITRADE newsroom at www.amtd.com.
Safe Harbor
This document contains forward-looking statements within the meaning of the federal securities laws. We intend these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws. In particular, any projections regarding our future revenues, expenses, earnings, capital expenditures, effective tax rates, client trading activity, accounts or stock price, as well as the assumptions on which such expectations are based, are forward-looking statements. These statements reflect only our current expectations and are not guarantees of future performance or results. These statements involve risks, uncertainties and assumptions that could cause actual results or performance to differ materially from those contained in the forward-looking statements. These risks, uncertainties and assumptions include general economic and political conditions, interest rates, market fluctuations and changes in client trading activity, increased competition, systems failures and capacity constraints, ability to service debt obligations, ability to realize the expected benefits from the thinkorswim acquisition, regulatory and legal matters and uncertainties and other risk factors described in our latest Annual Report on Form 10-K, filed with the SEC on Nov. 13, 2009 and our latest Quarterly Report on Form 10-Q filed thereafter. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

(1)	Please see the Glossary of Terms, located in “Investor” section of www.amtd.com for more information on how these metrics are calculated.

(2)	See attached reconciliation of non-GAAP financial measures.

(3)	Interest rate sensitive assets consist of spread-based assets and money market mutual funds.

(4)	TD AMERITRADE, Inc., member FINRA (www.FINRA.org) /SIPC (www.SIPC.org) /NFA (www.nfa.futures.org), and TD AMERITRADE Clearing, Inc., member FINRA/SIPC.

(5)	thinkorswim, prior to joining TD AMERITRADE, earned 4.9 stars, the top score, in the category “Trading Technology”, and was rated #1 overall online broker in Barron’s ranking of online brokers, 3/15/2010. thinkorswim was evaluated versus others in eight total categories, including trade experience, trading technology, usability, range of offerings, research amenities, portfolio analysis and reporting, customer service and education and costs. thinkorswim topped the list in 2006, 2007, 2009, and 2010 with the highest weighted-average score. Barron’s is a registered trademark of Dow Jones & Company © 2006—2010.

TD AMERITRADE HOLDING CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
In thousands, except per share amounts
(Unaudited)

	Quarter Ended			Nine Months Ended
	June 30,	Mar. 31,	June 30,	June 30,	June 30,
	2010	2010	2009	2010	2009
Revenues:
Transaction-based revenues:
Commissions and transaction fees	$333,081	$301,272	$338,450	$943,740	$891,005

Asset-based revenues:
Interest revenue	112,804	101,412	101,204	315,457	263,960
Brokerage interest expense	(1,422)	(1,444)	(2,564)	(4,694)	(13,076)

Net interest revenue	111,382	99,968	98,640	310,763	250,884

Insured deposit account fees	180,075	169,963	125,118	505,370	424,886
Investment product fees	33,194	30,349	39,085	92,964	156,346

Total asset-based revenues	324,651	300,280	262,843	909,097	832,116
Other revenues	34,072	33,882	12,475	99,019	26,875

Net revenues	691,804	635,434	613,768	1,951,856	1,749,996

Operating expenses:
Employee compensation and benefits	156,251	164,876	128,216	467,767	366,413
Clearing and execution costs	22,387	24,131	16,141	68,422	46,846
Communications	27,030	24,641	20,795	76,329	57,392
Occupancy and equipment costs	35,452	33,843	29,951	104,184	89,614
Depreciation and amortization	14,499	13,463	11,162	41,573	33,299
Amortization of acquired intangible assets	25,119	25,024	17,551	75,722	48,289
Professional services	31,998	31,465	43,949	97,170	93,358
Advertising	51,596	71,570	41,376	188,359	141,170
Gains on money market funds and client guarantees	(9,209)	(1,936)	—	(11,145)	—
Other	36,420	20,892	14,513	75,347	34,798

Total operating expenses	391,543	407,969	323,654	1,183,728	911,179

Operating income	300,261	227,465	290,114	768,128	838,817

Other expense:
Interest on borrowings	11,197	10,937	8,365	33,764	32,246
Loss on debt refinancing	—	—	—	8,392	—
Loss on sale of investments	—	—	2,003	—	2,003

Total other expense	11,197	10,937	10,368	42,156	34,249

Pre-tax income	289,064	216,528	279,746	725,972	804,568
Provision for income taxes	109,625	53,976	109,209	247,743	317,603

Net income	$179,439	$162,552	$170,537	$478,229	$486,965

Earnings per share — basic	$0.31	$0.28	$0.30	$0.81	$0.84
Earnings per share — diluted	$0.30	$0.27	$0.30	$0.80	$0.83

Weighted average shares outstanding — basic	587,086	589,618	563,792	588,176	576,420
Weighted average shares outstanding — diluted	593,647	596,390	571,772	595,221	584,623
Note: Certain reclassifications have been made to prior periods to conform to the current presentation.

TD AMERITRADE HOLDING CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
In thousands
(Unaudited)

	June 30,	Sept. 30,
	2010	2009
Assets:
Cash and cash equivalents	$716,463	$791,211
Short-term investments	1,853	52,071
Segregated cash and investments	489,930	5,813,862
Broker/dealer receivables	782,055	1,777,741
Client receivables	7,531,315	5,712,261
Goodwill and intangible assets	3,616,222	3,696,820
Other	794,400	527,844

Total assets	$13,932,238	$18,371,810

Liabilities and stockholders’ equity:

Liabilities:
Broker/dealer payables	$1,973,822	$2,491,617
Client payables	5,896,317	9,914,823
Long-term debt	1,280,933	1,414,900
Other	949,277	999,187

Total liabilities	10,100,349	14,820,527

Stockholders’ equity	3,831,889	3,551,283

Total liabilities and stockholders’ equity	$13,932,238	$18,371,810

TD AMERITRADE HOLDING CORPORATION
SELECTED OPERATING DATA

	Quarter Ended			Nine Months Ended
	June 30,	Mar. 31,	June 30,	June 30,	June 30,
	2010	2010	2009	2010	2009
Key Metrics:
Net new assets (in billions)	$8.9	$10.2	$6.9	$27.9	$21.2
Net new asset growth rate (annualized)(1)	10%	13%	12%	12%	10%
Average client trades per day	413,461	378,714	391,506	390,369	358,232

Profitability Metrics:
Operating margin	43.4%	35.8%	47.3%	39.4%	47.9%
Pre-tax margin	41.8%	34.1%	45.6%	37.2%	46.0%
Return on client assets (annualized)	0.34%	0.27%	0.45%	0.30%	0.45%
Return on average stockholders’ equity (annualized)	18.4%	17.2%	22.8%	16.9%	21.7%
EBITDA as a percentage of net revenues	49.1%	41.9%	51.6%	44.9%	52.5%

Debt Metrics:
Interest on borrowings (in millions)	$11.2	$10.9	$8.4	$33.8	$32.2
Average debt outstanding (in billions)	$1.3	$1.3	$1.4	$1.3	$1.4
Leverage ratio (average debt/annualized EBITDA)	0.9	1.2	1.1	1.1	1.2
Interest coverage ratio (EBITDA/interest on borrowings)	30.4	24.3	37.9	26.0	28.5

Transaction-Based Revenue Metrics:
Total trades (in millions)	26.0	23.1	24.7	73.0	67.0
Average commissions and transaction fees per trade(2)	$12.79	$13.04	$13.66	$12.93	$13.28
Average client trades per account (annualized)	13.2	12.3	13.5	12.7	12.6
Activity rate — total accounts	5.3%	4.9%	5.4%	5.0%	5.0%
Activity rate — funded accounts	7.6%	7.1%	7.6%	7.3%	7.1%
Trading days	63.0	61.0	63.0	187.0	187.0

Spread-Based Asset Metrics:
Average interest-earning assets (excluding conduit business) (in billions)	$12.6	$13.0	$10.0	$13.7	$8.3
Average insured deposit account balances (in billions)	41.8	39.3	22.5	37.9	19.9

Average spread-based balance (in billions)	$54.4	$52.3	$32.5	$51.6	$28.2

Net interest revenue (excluding conduit business) (in millions)	$111.2	$99.7	$98.2	$310.2	$247.1
Insured deposit account fee revenue (in millions)	180.1	170.0	125.1	505.4	424.9

Spread-based revenue (in millions)	$291.3	$269.7	$223.3	$815.6	$672.0

Avg. annualized yield — interest-earning assets (excluding conduit business)	3.50%	3.08%	3.88%	2.99%	3.93%
Avg. annualized yield — insured deposit account fees	1.70%	1.73%	2.20%	1.76%	2.82%
Net interest margin (NIM)	2.12%	2.06%	2.72%	2.09%	3.15%

Interest days	91	90	91	273	273

Fee-Based Investment Metrics:
Money market mutual fund fees:
Average balance (in billions)	$9.1	$9.5	$22.7	$10.2	$25.9
Average annualized yield	0.10%	0.05%	0.33%	0.08%	0.52%

Fee revenue (in millions)	$2.3	$1.2	$19.0	$6.3	$102.0

Other fee-based investment balances:
Average balance (in billions)	$53.3	$50.0	$36.3	$49.9	$34.3
Average annualized yield	0.23%	0.23%	0.22%	0.23%	0.21%

Fee revenue (in millions)	$30.9	$29.1	$20.1	$86.7	$54.3

Average fee-based investment balances (in billions)	$62.4	$59.5	$59.0	$60.1	$60.2
Average annualized yield	0.21%	0.20%	0.26%	0.20%	0.34%

Investment product fee revenue (in millions)	$33.2	$30.3	$39.1	$93.0	$156.3

Client Account and Client Asset Metrics:
Total accounts (beginning of period)	7,788,000	7,675,000	7,195,000	7,563,000	6,895,000
New accounts opened	175,000	187,000	176,000	542,000	586,000
Accounts purchased	—	—	197,000	—	197,000
Accounts closed	(73,000)	(74,000)	(77,000)	(215,000)	(187,000)

Total accounts (end of period)	7,890,000	7,788,000	7,491,000	7,890,000	7,491,000

Percentage change during period	1%	1%	4%	4%	9%

Funded accounts (beginning of period)	5,379,000	5,327,000	5,105,000	5,279,000	4,918,000
Funded accounts (end of period)	5,440,000	5,379,000	5,291,000	5,440,000	5,291,000
Percentage change during period	1%	1%	4%	3%	8%

Client assets (beginning of period, in billions)	$341.5	$318.6	$224.9	$302.0	$278.0
Client assets (end of period, in billions)	$323.8	$341.5	$265.0	$323.8	$265.0
Percentage change during period	(5%)	7%	18%	7%	(5%)

(1)	Annualized net new assets as a percentage of client assets as of the beginning of the period.

(2)	Average commissions and transaction fees per trade excludes thinkorswim active trader business.
NOTE: See Glossary of Terms on the Company’s web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION
SELECTED OPERATING DATA

	Quarter Ended			Nine Months Ended
	June 30,	Mar. 31,	June 30,	June 30,	June 30,
	2010	2010	2009	2010	2009
Net Interest Revenue (excluding Conduit Business):
Segregated cash:
Average balance (in billions)	$3.4	$4.5	$4.2	$5.3	$2.6
Average annualized yield	0.13%	0.12%	0.14%	0.13%	0.19%

Interest revenue (in millions)	$1.1	$1.4	$1.5	$5.2	$3.8

Client margin balances:
Average balance (in billions)	$7.5	$6.8	$4.3	$6.8	$4.2
Average annualized yield	4.68%	4.64%	4.99%	4.71%	5.26%

Interest revenue (in millions)	$89.1	$78.3	$54.7	$242.1	$169.2

Securities borrowing/lending (excluding conduit business):
Average securities borrowing balance (in billions)	$0.5	$0.5	$0.6	$0.5	$0.4
Average securities lending balance (in billions)	$1.8	$1.7	$1.3	$1.7	$1.2

Interest revenue (in millions)	$21.7	$20.9	$42.9	$65.6	$76.3
Interest expense (in millions)	(0.4)	(0.4)	(0.6)	(1.0)	(2.5)

Net interest revenue (expense) — securities borrowing/lending (excluding conduit business) (in millions)	$21.3	$20.5	$42.3	$64.6	$73.8

Other cash and interest earning investments:
Average balance (in billions)	$1.2	$1.2	$0.9	$1.1	$1.1
Average annualized yield	0.09%	0.06%	0.17%	0.09%	0.40%

Interest revenue — net (in millions)	$0.3	$0.2	$0.4	$0.7	$3.3

Client credit balances:
Average balance (in billions)	$7.7	$8.1	$6.1	$8.9	$4.8
Average annualized cost	0.03%	0.03%	0.05%	0.04%	0.08%

Interest expense (in millions)	($0.6)	($0.7)	($0.7)	($2.4)	($3.0)

Average interest-earning assets (excluding conduit business) (in billions)	$12.6	$13.0	$10.0	$13.7	$8.3
Average annualized yield (excluding conduit business)	3.50%	3.08%	3.88%	2.99%	3.93%

Net interest revenue (excluding conduit business) (in millions)	$111.2	$99.7	$98.2	$310.2	$247.1

Conduit Business:
Average balance (in billions)	$0.5	$0.5	$1.2	$0.5	$1.4

Securities borrowing — conduit business:
Average annualized yield	0.35%	0.32%	0.52%	0.34%	0.96%

Interest revenue (in millions)	$0.4	$0.5	$1.5	$1.4	$10.1

Securities lending — conduit business:
Average annualized cost	0.20%	0.17%	0.36%	0.20%	0.59%

Interest expense (in millions)	($0.2)	($0.2)	($1.1)	($0.8)	($6.3)

Average interest-earning assets — conduit business (in billions)	$0.5	$0.5	$1.2	$0.5	$1.4
Average annualized yield — conduit business	0.16%	0.15%	0.15%	0.14%	0.36%

Net interest revenue — conduit business (in millions)	$0.2	$0.3	$0.4	$0.6	$3.8

Net Interest Revenue (total):
Average interest-earning assets (excluding conduit business) (in billions)	$12.6	$13.0	$10.0	$13.7	$8.3
Average interest-earning assets — conduit business (in billions)	0.5	0.5	1.2	0.5	1.4

Average interest-earning assets — total (in billions)	$13.1	$13.5	$11.2	$14.2	$9.7

Average annualized yield — total	3.38%	2.96%	3.49%	2.88%	3.41%

Net interest revenue (excluding conduit business) (in millions)	$111.2	$99.7	$98.2	$310.2	$247.1
Net interest revenue — conduit business (in millions)	0.2	0.3	0.4	0.6	3.8

Net interest revenue — total (in millions)	$111.4	$100.0	$98.6	$310.8	$250.9

NOTE: See Glossary of Terms on the Company’s web site at www.amtd.com for definitions of the above metrics.

TD AMERITRADE HOLDING CORPORATION
RECONCILIATION OF FINANCIAL MEASURES
In thousands, except percentages
(Unaudited)

	Quarter Ended						Nine Months Ended
	June 30, 2010		Mar. 31, 2010		June 30, 2009		June 30, 2010		June 30, 2009
	$	% of Rev.	$	% of Rev.	$	% of Rev.	$	% of Rev.	$	% of Rev.
EBITDA (1)
EBITDA	$339,879	49.1%	$265,952	41.9%	$316,824	51.6%	$877,031	44.9%	$918,402	52.5%
Less:
Depreciation and amortization	(14,499)	(2.1%)	(13,463)	(2.1%)	(11,162)	(1.8%)	(41,573)	(2.1%)	(33,299)	(1.9%)
Amortization of acquired intangible assets	(25,119)	(3.6%)	(25,024)	(3.9%)	(17,551)	(2.9%)	(75,722)	(3.9%)	(48,289)	(2.8%)
Interest on borrowings	(11,197)	(1.6%)	(10,937)	(1.7%)	(8,365)	(1.4%)	(33,764)	(1.7%)	(32,246)	(1.8%)
Provision for income taxes	(109,625)	(15.8%)	(53,976)	(8.5%)	(109,209)	(17.8%)	(247,743)	(12.7%)	(317,603)	(18.1%)

Net income	$179,439	25.9%	$162,552	25.6%	$170,537	27.8%	$478,229	24.5%	$486,965	27.8%

	As of
	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
	2010	2010	2009	2009	2009
Liquid Assets (2)
Liquid assets	$1,157,508	$1,197,979	$1,127,354	$1,142,127	$1,054,084
Plus: Broker-dealer cash and cash equivalents	510,593	443,329	677,523	473,996	858,350
Trust company cash and cash equivalents	51,488	82,331	34,541	25,143	65,805
Investment advisory cash and cash equivalents	26,946	23,401	20,870	18,935	15,989

Less: Corporate short-term investments	(739)	—	(38,237)	(49,496)	(49,496)
Excess trust Tier 1 capital	(12,637)	(3,120)	(3,995)	(4,658)	(6,213)
Excess broker-dealer regulatory net capital	(1,016,696)	(910,340)	(914,165)	(814,836)	(818,695)

Cash and cash equivalents	$716,463	$833,580	$903,891	$791,211	$1,119,824

Note: The term “GAAP” in the following explanation refers to generally accepted accounting principles in the United States.

(1)	EBITDA (earnings before interest, taxes, depreciation and amortization) is considered a non-GAAP financial measure as defined by SEC Regulation G. We consider EBITDA an important measure of our financial performance and of our ability to generate cash flows to service debt, fund capital expenditures and fund other corporate investing and financing activities. EBITDA is used as the denominator in the consolidated leverage ratio calculation for covenant purposes under our senior revolving credit facility. EBITDA eliminates the non-cash effect of tangible asset depreciation and amortization and intangible asset amortization. EBITDA should be considered in addition to, rather than as a substitute for, pre-tax income, net income and cash flows from operating activities.

(2)	Liquid assets is considered a non-GAAP financial measure as defined by SEC Regulation G. We define liquid assets as the sum of (a) corporate cash and cash equivalents, (b) corporate short-term investments, (c) regulatory net capital of (i) our clearing broker-dealer subsidiary in excess of 5% of aggregate debit items and (ii) our introducing broker-dealer subsidiaries in excess of 120% of the minimum dollar net capital requirement or in excess of 8 1/3% of aggregate indebtedness and (d) Tier 1 capital of our trust company in excess of the minimum dollar requirement. We include the excess capital of our broker-dealer and trust company subsidiaries in liquid assets, rather than simply including broker-dealer and trust cash and cash equivalents, because capital requirements may limit the amount of cash available for dividend from the broker-dealer and trust subsidiaries to the parent company. Excess capital, as defined under clauses (c) and (d) above, is generally available for dividend from the broker-dealer and trust subsidiaries to the parent company. We consider liquid assets an important measure of our liquidity and of our ability to fund corporate investing and financing activities. Liquid assets should be considered as a supplemental measure of liquidity, rather than as a substitute for cash and cash equivalents.